UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    October 14, 2005

Affinia Group Intermediate Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-128166-10	34-2022081
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1101 Technology Drive, Suite 100 Ann Arbor, Michigan	48108
(Address of principal executive offices)	(Zip Code)

(734) 827-5400

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

On October 14, 2005, Affinia Group Intermediate Holdings Inc. (the "Company") engaged Deloitte & Touche LLP ("Deloitte & Touche") as the Company's new independent registered public accounting firm for the fiscal year ending December 31, 2005. The engagement of Deloitte & Touche was approved by the Audit Committee of the Company's Board of Directors. On October 5, 2005, the registrant filed a Current Report on Form 8-K to report that PricewaterhouseCoopers LLP was dismissed as the independent registered public accounting firm for the Company effective on September 29, 2005.

During the Company's two most recent fiscal years and through October 14, 2005, the Company has not consulted with Deloitte & Touche regarding any of the matters or reportable events set forth in Item 304(a)(2) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2005	AFFINIA GROUP INTERMEDIATE HOLDINGS INC.

By:    /s/ Steven E. Keller

Name: Steven E. Keller Title: General Counsel